UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest reported): July 30, 2007

VITALTRUST BUSINESS DEVELOPMENT CORPORATION
(Exact name of registrant as specified in charter)

Nevada	000-27277	88-0503197
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

2701 North Rocky Point Drive, Suite 910
Tampa, Florida  33607
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (813) 287-5787

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                      Departure of Directors or Principal Officers; Election of Directors;Appointment of Certain Officers; Compensatory Arrangements of CertainOfficers.

On July 30, 2007, VitalTrust Business Development Corporation (the “Company”) announced that David Nichols resigned as a Director of the Company, effective July 30, 2007.  There was no disagreement or dispute between Mr. Nichols and the Company which led to his resignation.

Item 9.01                      Financial Statements and Exhibits

(a)	Financial statements of business acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Exhibits.

Exhibit No.	Description

99.1	Resignation Letter of David Hood, dated July 30, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VITALTRUST BUSINESS DEVELOPMENT CORPORATION

Date: August 9, 2007                                          By: _/s/ MARK CLANCY_______
Name: Mark Clancy
Title: Chief Operating Officer